UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2019

Item 1. Reports to Stockholders

Annual report

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

November 30, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). Effective as of March 29, 2018, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. These include the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

December 10, 2019

Performance preview (for the year ended November 30, 2019)

Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+18.05%

Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+13.53%

Lipper Closed-end Global Funds Average @ market price	1-year return	+15.04%

Lipper Closed-end Global Funds Average @ NAV	1-year return	+10.94%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2019, Delaware Enhanced Global Dividend and Income Fund returned +13.53% at net asset value (NAV) and +18.05% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

A shifting monetary backdrop

The Fund’s fiscal year ended Nov. 30, 2019, began with a sharp downturn, with most financial assets experiencing steep valuation drops. These asset-price declines primarily reflected investors’ worries about rising interest rates amid mounting global economic uncertainty.

By the first quarter of 2019, however, conditions for most asset classes had turned significantly positive and generally remained that way for the rest of the fiscal year. Global financial markets marched ahead, as central banks globally signaled their intent to provide monetary support for their respective economies.

These central banks included the US Federal Reserve, which gradually shifted from a policy of raising interest rates to one of cutting them. The shift took place against a backdrop of consistent US economic growth with few signs of inflation. In December 2018, the Fed raised its benchmark short-term interest rate by 0.25 percentage points – it was the central bank’s seventh such rate increase in the previous two years. The Fed then kept the federal funds rate steady until late July, when it initiated its first of three successive 0.25-percentage-point rate cuts. By fiscal year end, the federal funds rate was within a range of 1.50% to 1.75% – where it had been in mid-2018.

The Fed’s monetary policy shift came amid the US economy’s weakest quarterly performance of the fiscal year. US gross domestic product (GDP), a measure of national economic output, grew by an annualized rate of just 1.1% in the final three months of 2018. By the first quarter of 2019, however, US annual GDP growth accelerated to 3.1%. The national economy subsequently expanded by 2.0% and an estimated 2.1% in the year’s second and third quarters, respectively. Meanwhile, the US unemployment rate declined further, reaching 3.5% in November 2019 – the lowest since 1969. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

Favorable market conditions

The shift in Fed interest rate policy was the main driver behind the favorable results seen across all the Fund’s asset classes, as financial markets benefited strongly from the increase in global liquidity.

For the fiscal year ended Nov. 30, 2019, US large-cap value stocks, as measured by the Russell 1000® Value Index, gained 11.33%, as the equity market recovered from a December 2018 market correction to produce steady gains throughout the rest of the 12-month period. In comparison, international developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), gained 12.44% over the same time frame. US stocks more broadly, as represented by the S&P 500® Index, which gained 16.11% for the 12-month period, tended to outperform their international counterparts, reflecting better growth fundamentals in the United States.

High yield corporate bonds gained 9.68%, as reflected in the performance of the Bloomberg Barclays US Corporate High-Yield Index. During the fiscal year, high yield bonds benefited from narrowing credit spreads, indicating that investors were willing to accept gradually less income in exchange for taking on credit risk. US Investment grade debt rose 10.79%, as measured by the Bloomberg Barclays US Aggregate Index, while the Bloomberg Barclays Municipal Bond Index, a proxy for the US municipal bond market, gained 8.49%. Emerging markets debt also generated favorable results, with the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified rising 14.29%. Meanwhile, convertible bonds, as measured by the ICE BofA US Convertible Index, gained 14.53%, and global real estate securities, as reflected by the FTSE EPRA Nareit Developed Index TR, rose 15.67% during the fiscal year.

Individual contributors and detractors

Within the US large-cap value equity subportfolio, we saw subpar results from several energy stocks, especially Halliburton Co., an energy-services provider, and Occidental Petroleum Corp., an exploration and production (E&P) company. Among the factors weighing on energy stocks during the fiscal period were declining capital investment activity and investors’ concerns about the potential for weaker crude oil demand.

(continues)	1

Portfolio management review (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

In contrast, several defense-related companies within the industrials sector contributed to the Fund’s relative performance, especially Lockheed Martin Corp. and United Technologies Corp. We believe defense-company stocks generally fared well due to rising geopolitical tensions and potentially weaker fundamentals weighing on stocks in many other areas of the industrials sector.

Among the Fund’s non-US equity positions, Publicis Groupe S.A., a French advertising and public relations agency, was a notable detractor from performance, as we believe clients reduced ad spending and the company reported disappointing financial results.

On the positive side, the Fund benefited from positions in German apparel company adidas AG; British clothing, footwear, and home-products retailer Next PLC; Irish food company Kerry Group PLC; and Danish pharmaceutical manufacturer Novo Nordisk A/S.

Sticking to our strategy

We regularly invest across multiple asset classes, searching for securities that offer a competitive yield and the opportunity for dividend growth. We also prioritize managing downside risk while also seeking to limit potential capital losses. Our asset shifts throughout the fiscal year reflected these priorities.

The Fund’s largest allocation remained in high yield bonds, reflecting the income opportunity we continued to see in this asset class. The Fund’s high yield exposure rose from 37% of the portfolio a year ago to 40% as of fiscal year end. In contrast, we reduced the Fund’s exposure to convertibles over the 12-month period, from 16% of the portfolio to 10%.

Meanwhile, we reduced the Fund’s exposure to international equities to 25% as of Nov. 30, 2019, down from 33% the previous year. We moved many of the proceeds into US large-cap value equities, whose portfolio allocation grew from 7% to 13%. This shift reflected our view that the US stock market offered investors a favorable combination of yield and upside potential following the market’s sharp correction in late 2018.

During the fiscal year, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities, futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, and written options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions. These derivative securities did not have a material effect on performance during the fiscal year.

A final note: The Fund’s use of leverage – a portfolio management tool designed to obtain a potentially higher return on the Fund’s investments – added to performance in light of the stock market’s increase. Leverage magnifies the effect of gains and losses. As a result, leverage added to the Fund’s results in what was a positive market environment.

Monitoring market conditions

We continue to believe that income-generating securities, including many of the asset classes we prioritize in the Fund, have the potential to perform well as markets remain uneven and volatile.

We will continue to closely monitor market conditions as we seek to provide a favorable total return to investors while managing downside risk and seeking potential upside via income-generating securities across multiple asset classes and regions. We also may seek to take advantage of market shifts to increase or decrease exposure to certain asset classes as relative value opportunities emerge.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change.

Performance summary (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance

Average annual total returns through November 30, 2019	1 year	5 years	10 years	Lifetime
At market price (inception date June 29, 2007)	+18.05%	+5.56%	+7.15%	+4.75%
At net asset value (inception date June 29, 2007)	+13.53%	+5.31%	+8.28%	+5.47%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

(continues)	3

Performance summary (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics

As of November 30, 2019

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.	June 29, 2007

Total Fund net assets	NYSE symbol
$132 million	DEX

Number of holdings
420

Market price versus net asset value (see notes below and on next page)

November 30, 2018 through November 30, 2019

Starting value (Nov. 30, 2018) Ending value (Nov. 30, 2019)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$10.88	$11.03

Delaware Enhanced Global Dividend and Income Fund @ market price	$9.60	$10.12

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2009 through November 30, 2019

	Starting value (Nov. 30, 2009)	Ending value (Nov. 30, 2019)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$22,162

Lipper Closed-end Global Funds Average @ market price	$10,000	$22,159

Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$19,953

Lipper Closed-end Global Funds Average @ NAV	$10,000	$18,900

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2009, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV.

Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially

(continues)	5

Performance summary (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

offered with a sales charge of 4.50%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own US securities as well.

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar-denominated, noninvestment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Index, mentioned on page 1, is a broad composite that tracks the investment grade domestic bond market.

The Bloomberg Barclays Municipal Bond Index, mentioned on page 1, measures the total return performance of the long-term, investment grade tax-exempt bond market.

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, mentioned on page 1, tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds, and limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

The ICE BofA US Convertible Index, mentioned on page 1, tracks the performance of publicly issued US dollar-denominated convertible securities of US companies. Qualifying securities must have at least $50 million face amount outstanding and at least one month remaining to the final conversion date.

The FTSE EPRA Nareit Developed Index, mentioned on page 1, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The TR “total return” index reflects no deduction for fees, expenses, or taxes.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	62.43%
Communication Services	6.62%
Consumer Discretionary	5.26%
Consumer Staples	16.14%
Energy	2.47%
Financials	4.60%
Healthcare	12.44%
Industrials	5.59%
Information Technology	2.21%
Materials	2.85%
REIT Healthcare	0.02%
REIT Mortgage	1.03%
REIT Multifamily	0.64%
REIT Office	0.67%
REIT Shopping Center	0.23%
REIT Single Tenant	0.05%
Technology	0.50%
Utilities	1.11%
Convertible Preferred Stock	2.53%
Exchange-Traded Fund	0.72%
Limited Partnerships	1.16%
Agency Commercial Mortgage-Backed Securities	0.01%
Agency Mortgage-Backed Securities	0.73%
Convertible Bonds	11.99%
Brokerage	0.79%
Capital Goods	1.26%
Communications	1.54%
Consumer Cyclical	0.55%
Consumer Non-Cyclical	1.36%
Electric	0.30%
Energy	1.85%
Financials	0.16%
Real Estate Investment Trusts	0.44%
Technology	3.74%
Corporate Bonds	54.39%
Automotive	0.94%
Banking	2.25%
Basic Industry	6.02%
Brokerage	0.34%
Capital Goods	3.28%
Communications	3.71%
Consumer Cyclical	3.69%

Security type / sector	Percentage of net assets
Consumer Non-Cyclical	3.10%
Electric	0.81%
Energy	7.27%
Financials	0.96%
Healthcare	4.76%
Insurance	1.66%
Media	6.32%
Real Estate Investment Trusts	1.36%
Services	1.37%
Technology	3.45%
Transportation	0.57%
Utilities	2.53%
Non-Agency Commercial Mortgage-Backed Securities	0.32%
Sovereign Bonds	1.19%
US Treasury Obligations	0.88%
Leveraged Non-Recourse Security	0.00%
Preferred Stock	0.56%
Right	0.00%
Short-Term Investments	7.23%
Total Value of Securities	144.14%
Borrowing Under Line of Credit	(45.75%)
Receivables and Other Assets Net of Liabilities	1.61%
Total Net Assets	100.00%

(continues)	7

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets
Argentina	0.03%
Austria	0.21%
Bermuda	0.17%
Canada	2.57%
Cayman Islands	0.66%
China/Hong Kong	0.18%
Colombia	0.18%
Denmark	2.41%
Dominican Republic	0.18%
Egypt	0.19%
El Salvador	0.18%
France	10.67%
Germany	2.41%
Indonesia	0.27%
Ireland	0.98%
Israel	0.21%
Italy	0.18%
Japan	7.97%
Kazakhstan	0.19%
Luxembourg	0.00%
Mexico	0.66%
Mongolia	0.15%
Netherlands	4.03%
Puerto Rico	0.53%
Saudi Arabia	0.16%
Sweden	1.41%
Switzerland	5.85%
Ukraine	0.19%
United Arab Emirates	0.33%
United Kingdom	5.59%
United States	88.17%
Total	136.91%

*Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

November 30, 2019

	Number of shares	Value (US $)

Common Stock – 62.43%❖

Communication Services – 6.62%
AT&T	30,900	$1,155,006
Century Communications =†	125,000	0
KDDI	74,100	2,125,073
Orange †	125,420	2,072,628
Publicis Groupe	52,710	2,319,340
Verizon Communications	18,200	1,096,368

		8,768,415

Consumer Discretionary – 5.26%
adidas AG	2,480	772,534
General Motors	17,700	637,200
Next	8,550	747,309
Sodexo	18,520	2,158,689
Swatch Group	5,240	1,467,200
Target	6,200	775,062
Whirlpool	2,900	414,990

		6,972,984

Consumer Staples – 16.14%
Archer-Daniels-Midland	10,100	433,593
Asahi Group Holdings	30,300	1,457,766
British American Tobacco ADR	14,440	571,968
Conagra Brands	31,800	918,066
Danone	38,660	3,182,453
Diageo	49,810	2,038,949
Kao	10,600	834,016
Kerry Group Class A	5,610	719,414
Kirin Holdings	28,200	624,262
Koninklijke Ahold Delhaize	139,630	3,597,323
Kraft Heinz	13,200	402,600
Lawson	19,300	1,050,916
Nestle	25,810	2,682,175
Procter & Gamble	3,700	451,622
Seven & i Holdings	64,900	2,418,000

		21,383,123

Energy – 2.47%
Halliburton	24,200	507,958
Occidental Petroleum	19,900	767,543
Royal Dutch Shell ADR Class B	13,000	748,930
TOTAL ADR	15,200	798,608
Williams	19,500	443,040

		3,266,079

Financials – 4.60%
American International Group	15,400	810,964

	Number of shares	Value (US $)

Common Stock❖ (continued)

Financials (continued)
Ashford †	632	$14,890
Bank of New York Mellon	12,400	607,228
BB&T	18,000	984,960
Hercules Capital	15,480	221,828
MetLife	11,200	558,992
Principal Financial Group	35,646	1,964,095
Wells Fargo & Co.	17,100	931,266

		6,094,223

Healthcare – 12.44%
AbbVie	9,500	833,435
Amgen	2,200	516,384
AstraZeneca ADR	17,200	833,856
Brookdale Senior Living †	308,879	2,205,396
Cardinal Health	13,100	720,893
CVS Health	6,300	474,201
Fresenius Medical Care AG & Co.	33,030	2,422,062
Johnson & Johnson	4,400	604,956
Merck & Co.	9,800	854,364
Novo Nordisk Class B	56,720	3,188,049
Pfizer	19,460	749,599
Roche Holding	9,970	3,072,754

		16,475,949

Industrials – 5.59%
G4S	688,850	1,862,922
Lockheed Martin	2,300	899,369
Makita	37,200	1,230,314
Raytheon	1,900	413,098
Secom	7,800	663,237
Securitas Class B	112,334	1,862,431
United Technologies	3,200	474,688

		7,406,059

Information Technology – 2.21%
Broadcom	3,300	1,043,493
Cisco Systems	12,500	566,375
Intel	13,400	777,870
International Business Machines	4,000	537,800

		2,925,538

Materials – 2.85%
Air Liquide	19,400	2,629,945
Corteva	13,800	359,076
Dow	14,800	789,876

		3,778,897

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock❖ (continued)

REIT Healthcare – 0.02%
Sabra Health Care REIT	1,108	$24,686

		24,686

REIT Mortgage – 1.03%
Annaly Capital Management	89,530	835,315
Starwood Property Trust	21,605	529,323

		1,364,638

REIT Multifamily – 0.64%
Equity Residential	9,900	842,490

		842,490

REIT Office – 0.67%
Kenedix Office Investment	20	151,478
Postal Realty Trust Class A	6,000	95,160
VEREIT	65,159	635,952

		882,590

REIT Shopping Center – 0.23%
Brixmor Property Group	12,022	263,763
Link REIT	4,000	40,879

		304,642

REIT Single Tenant – 0.05%
STORE Capital	1,738	70,754

		70,754

Technology – 0.50%
Microsoft	4,361	660,168

		660,168

Utilities – 1.11%
Edison International	12,700	877,570
National Grid ADR	10,275	590,401

		1,467,971

Total Common Stock (cost $78,748,213)		82,689,206

Convertible Preferred Stock – 2.53%

A Schulman 6.00% exercise price $52.33 y	775	796,227
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	8,900	432,040
Bank of America 7.25% exercise price $50.00 y	453	670,440
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	12,617	623,406

	Number of shares	Value (US $)

Convertible Preferred Stock (continued)

QTS Realty Trust 6.50% exercise price $46.99 y	6,552	$827,059

Total Convertible Preferred Stock (cost $3,060,190)		3,349,172

Exchange-Traded Fund – 0.72%

Vanguard FTSE Developed Markets ETF	22,170	952,645

Total Exchange-Traded Fund (cost $917,747)		952,645

Limited Partnerships@ – 1.16%

Merion Champion’s Walk =p†	1,085,000	914,438
Merion Countryside =p†	780,938	629,748

Total Limited Partnerships (cost $974,466)		1,544,186

	Principal amount°

Agency Commercial Mortgage-Backed Securities – 0.01%

FREMF Mortgage Trust
Series 2011-K15 B 144A 5.129% 8/25/44 #●	10,000	10,397
Series 2012–K22 B 144A 3.812% 8/25/45 #●	10,000	10,360

Total Agency Commercial Mortgage-Backed Securities (cost $21,214)		20,757

Agency Mortgage-Backed Securities – 0.73%

Fannie Mae ARM 4.238% (LIBOR12M + 1.69%, Cap 10.14%, Floor 1.69%) 11/1/35 ●	2,741	2,870
Fannie Mae S.F. 30 yr
3.00% 10/1/49	62,690	63,708
3.50% 2/1/48	100,532	105,169
3.50% 6/1/49	50,193	51,513
3.50% 11/1/49	41,832	43,048
4.00% 4/1/48	15,000	15,732
4.50% 5/1/46	34,106	36,933
4.50% 4/1/48	187,635	203,196
4.50% 1/1/49	18,929	20,471
4.50% 11/1/49	7,934	8,354
5.00% 6/1/44	2,837	3,141
5.00% 5/1/48	44,813	47,975
5.00% 7/1/49	99,633	107,819
5.50% 5/1/44	38,416	43,189

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 6/1/41	1,592	$1,827
6.00% 7/1/41	4,086	4,690
6.00% 7/1/41	650	746
Freddie Mac S.F. 30 yr
3.00% 12/1/48	129,132	131,834
4.00% 10/1/47	23,458	24,576
5.50% 6/1/41	38,702	43,514
GNMA II S.F. 30 yr 6.00% 2/20/40	1,620	1,840

Total Agency Mortgage-Backed Securities (cost $962,952)		962,145

Convertible Bonds – 11.99%

Brokerage – 0.79%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	343,000	427,893
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	709,000	621,549

		1,049,442

Capital Goods – 1.26%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	138,000	243,835
Cemex 3.72% exercise price $10.88, maturity date 3/15/20	669,000	671,521
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	310,000	358,453
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	400,000	389,795

		1,663,604

Communications – 1.54%
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	592,000	536,686
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	286,000	384,506
InterDigital 144A 2.00% exercise price $81.29, maturity date 6/1/24 #	482,000	485,462

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Communications (continued)
Liberty Media 2.25% exercise price $34.28, maturity date 9/30/46	1,116,000	$631,380

		2,038,034

Consumer Cyclical – 0.55%
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	242,000	259,274
Team 5.00% exercise price $21.70, maturity date 8/1/23	452,000	473,777

		733,051

Consumer Non-Cyclical – 1.36%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	493,000	508,368
Chefs’ Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	234,000	243,492
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	550,000	339,424
Vector Group 1.75% exercise price $20.27, maturity date 4/15/20 ●	687,000	714,051

		1,805,335

Electric – 0.30%
NRG Energy 2.75% exercise price $47.74, maturity date 6/1/48	346,000	390,662

		390,662

Energy – 1.85%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	860,000	679,421
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	944,000	968,673
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	874,000	806,145

		2,454,239

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Financials – 0.16%
Jazz Investments I 1.875% exercise price $199.77, maturity date 8/15/21	200,000	$206,129

		206,129

Real Estate Investment Trusts – 0.44%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	545,000	578,413

		578,413

Technology – 3.74%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	913,000	804,690
CSG Systems International 4.25% exercise price $56.87, maturity date 3/15/36	408,000	481,512
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	395,000	527,917
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	297,000	259,370
Pluralsight 144A 0.375% exercise price $38.76, maturity date 3/1/24 #	621,000	537,381
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	625,000	614,653
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	427,000	333,756
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	396,000	412,390
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	466,000	480,231
Vishay Intertechnology 2.25% exercise price $31.45, maturity date 6/15/25	518,000	507,267

		4,959,167

Total Convertible Bonds (cost $15,589,512)		15,878,076

	Principal amount°	Value (US $)

Corporate Bonds – 54.39%

Automotive – 0.94%
Allison Transmission 144A 5.875% 6/1/29 #	930,000	$1,005,397
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	241,441

		1,246,838

Banking – 2.25%
Ally Financial
5.75% 11/20/25	702,000	774,833
8.00% 11/1/31	250,000	345,319
Bank of America
2.456% 10/22/25 µ	5,000	5,018
3.194% 7/23/30 µ	25,000	25,854
3.458% 3/15/25 µ	20,000	20,868
Branch Banking & Trust 2.636% 9/17/29 µ	34,000	33,885
Credit Suisse Group 144A 6.25% #µy	485,000	524,501
JPMorgan Chase & Co.
4.023% 12/5/24 µ	30,000	31,921
5.00% µy	15,000	15,656
Morgan Stanley 3.124% (LIBOR03M + 1.22%) 5/8/24 ●	10,000	10,183
5.00% 11/24/25	20,000	22,536
PNC Financial Services Group 2.60% 7/23/26	45,000	45,578
Popular 6.125% 9/14/23	655,000	704,397
Royal Bank of Scotland Group 8.625% µy	315,000	340,824
State Street 3.30% 12/16/24	35,000	36,884
US Bancorp
3.00% 7/30/29	5,000	5,173
3.10% 4/27/26	15,000	15,639
3.375% 2/5/24	10,000	10,510
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●	10,000	8,803

		2,978,382

Basic Industry – 6.02%
BMC East 144A 5.50% 10/1/24 #	312,000	324,999
Boise Cascade 144A 5.625% 9/1/24 #	600,000	625,749
Builders FirstSource 144A 5.625% 9/1/24 #	353,000	367,999
Chemours 5.375% 5/15/27	456,000	384,191
Freeport-McMoRan
4.55% 11/14/24	365,000	384,513
5.45% 3/15/43	400,000	385,040

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
HD Supply 144A 5.375% 10/15/26 #	345,000	$366,501
Hudbay Minerals 144A 7.625% 1/15/25 #	465,000	467,320
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	272,000	288,182
Koppers 144A 6.00% 2/15/25 #	484,000	491,255
Lennar 5.875% 11/15/24	155,000	173,277
Methanex 5.25% 12/15/29	35,000	35,633
Minera Mexico 144A 4.50% 1/26/50 #	200,000	197,187
Newmont Goldcorp 2.80% 10/1/29	35,000	34,713
NOVA Chemicals 144A 5.00% 5/1/25 #	285,000	287,135
Novelis 144A 6.25% 8/15/24 #	255,000	268,778
Olin
5.00% 2/1/30	380,000	378,109
5.125% 9/15/27	478,000	497,035
PulteGroup 5.00% 1/15/27	170,000	185,695
RPM International 4.55% 3/1/29	30,000	32,609
Standard Industries
144A 5.00% 2/15/27 #	430,000	447,124
144A 6.00% 10/15/25 #	50,000	52,437
Steel Dynamics 5.00% 12/15/26	665,000	707,991
Suzano Austria 6.00% 1/15/29	250,000	277,587
Univar Solutions USA 144A 5.125% 12/1/27 #	305,000	312,686

		7,973,745

Brokerage – 0.34%
E*TRADE Financial 5.875% µy	400,000	419,374
Jefferies Group 4.15% 1/23/30	35,000	36,099

		455,473

Capital Goods – 3.28%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	378,900
Ashtead Capital 144A 4.375% 8/15/27 #	375,000	387,787
Bombardier 144A 6.00% 10/15/22 #	560,000	562,800
Crown Americas 4.75% 2/1/26	334,000	351,234

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
Mauser Packaging Solutions Holding
144A 5.50% 4/15/24 #	699,000	$716,468
144A 7.25% 4/15/25 #	250,000	237,497
Roper Technologies 2.35% 9/15/24	45,000	45,004
TransDigm 144A 6.25% 3/15/26 #	288,000	309,780
United Rentals North America
5.50% 5/15/27	877,000	938,412
5.875% 9/15/26	30,000	32,176
Waste Management
3.45% 6/15/29	20,000	21,496
4.15% 7/15/49	5,000	5,805
Zekelman Industries 144A 9.875% 6/15/23 #	333,000	351,523

		4,338,882

Communications – 3.71%
Altice France 144A 7.375% 5/1/26 #	910,000	973,723
AT&T 4.35% 3/1/29	30,000	33,125
Charter Communications Operating
4.80% 3/1/50	5,000	5,218
4.908% 7/23/25	5,000	5,486
5.05% 3/30/29	20,000	22,551
Crown Castle International 5.25% 1/15/23	30,000	32,683
Discovery Communications 4.125% 5/15/29	25,000	26,792
Level 3 Financing 144A 3.875% 11/15/29 #	576,000	580,775
Ooredoo International Finance 144A 5.00% 10/19/25 #	200,000	223,496
Sprint
7.125% 6/15/24	918,000	991,440
7.625% 3/1/26	30,000	32,812
7.875% 9/15/23	40,000	44,075
Sprint Communications 7.00% 8/15/20	302,000	309,702
Time Warner Cable 7.30% 7/1/38	10,000	12,837
Time Warner Entertainment 8.375% 3/15/23	5,000	5,932
T-Mobile USA
6.375% 3/1/25 =	199,000	0
6.50% 1/15/26	720,000	772,218
6.50% 1/15/26 =	505,000	0

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Verizon Communications
4.50% 8/10/33	25,000	$29,266
4.522% 9/15/48	5,000	6,023
Viacom 4.375% 3/15/43	30,000	31,039
Vodafone Group
4.25% 9/17/50	20,000	20,834
4.875% 6/19/49	15,000	17,064
Zayo Group
144A 5.75% 1/15/27 #	165,000	168,770
6.375% 5/15/25	550,000	567,182

		4,913,043

Consumer Cyclical – 3.69%
AMC Entertainment Holdings 6.125% 5/15/27	661,000	596,569
Boyd Gaming 6.375% 4/1/26	513,000	548,819
General Motors Financial 4.35% 4/9/25	15,000	15,796
5.25% 3/1/26	15,000	16,354
GLP Capital / GLP Financing II 5.375% 4/15/26	122,000	134,719
Hilton Worldwide Finance 4.875% 4/1/27	435,000	462,110
KFC Holding / Pizza Hut Holdings / Taco Bell of America 144A 5.25% 6/1/26 #	490,000	520,686
Lowe’s 4.55% 4/5/49	30,000	34,893
MGM Resorts International 5.75% 6/15/25	435,000	486,652
Penn National Gaming 144A 5.625% 1/15/27 #	563,000	585,716
Royal Caribbean Cruises 3.70% 3/15/28	35,000	36,010
Scientific Games International
144A 8.25% 3/15/26 #	535,000	580,194
10.00% 12/1/22	547,000	562,043
Yum! Brands 144A 4.75% 1/15/30 #	295,000	306,070

		4,886,631

Consumer Non-Cyclical – 3.10% AbbVie
144A 2.60% 11/21/24 #	5,000	5,028
144A 2.95% 11/21/26 #	10,000	10,115
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	30,000	32,199
4.75% 1/23/29	10,000	11,641

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Aramark Services 144A 5.00% 2/1/28 #	530,000	$557,838
Cott Holdings 144A 5.50% 4/1/25 #	603,000	633,144
CVS Health 4.30% 3/25/28	45,000	49,115
DH Europe Finance II 3.25% 11/15/39	5,000	5,085
Gilead Sciences 4.15% 3/1/47	30,000	33,563
JBS USA
144A 5.75% 6/15/25 #	377,000	392,236
144A 6.50% 4/15/29 #	360,000	399,725
144A 6.75% 2/15/28 #	40,000	44,260
Pilgrim’s Pride 144A 5.875% 9/30/27 #	815,000	882,093
Post Holdings
144A 5.00% 8/15/26 #	244,000	256,762
144A 5.625% 1/15/28 #	400,000	427,929
144A 5.75% 3/1/27 #	345,000	370,389

		4,111,122

Electric – 0.81%
CenterPoint Energy
3.85% 2/1/24	15,000	15,784
4.25% 11/1/28	15,000	16,319
Duke Energy 4.875% µy	15,000	15,737
Duke Energy Indiana 3.25% 10/1/49	20,000	20,192
Entergy Mississippi 2.85% 6/1/28	10,000	10,295
Entergy Texas 3.55% 9/30/49	20,000	20,789
Evergy Metro 3.65% 8/15/25	15,000	15,997
Israel Electric 144A 4.25% 8/14/28 #	250,000	272,576
MidAmerican Energy 3.15% 4/15/50	20,000	20,277
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	512,213
National Rural Utilities Cooperative Finance
2.85% 1/27/25	20,000	20,530
5.25% 4/20/46 µ	10,000	10,771
NextEra Energy Capital Holdings
2.90% 4/1/22	10,000	10,184
3.15% 4/1/24	15,000	15,521
5.65% 5/1/79 µ	10,000	11,070

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
PacifiCorp 3.50% 6/15/29	20,000	$21,658
Southern California Edison
4.00% 4/1/47	5,000	5,265
4.20% 3/1/29	15,000	16,512
4.875% 3/1/49	10,000	11,982
Southwestern Electric Power 4.10% 9/15/28	30,000	32,998

		1,076,670

Energy – 7.27%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	412,000	441,119
AmeriGas Partners
5.625% 5/20/24	20,000	21,400
5.875% 8/20/26	351,000	386,038
Cheniere Corpus Christi Holdings
5.125% 6/30/27	92,000	101,017
5.875% 3/31/25	222,000	248,684
7.00% 6/30/24	370,000	425,441
Cheniere Energy Partners 5.25% 10/1/25	360,000	371,696
Crestwood Midstream Partners 6.25% 4/1/23	495,000	497,470
Energy Transfer Operating
5.25% 4/15/29	15,000	16,569
5.50% 6/1/27	260,000	287,782
6.25% 4/15/49	10,000	11,793
Genesis Energy
6.50% 10/1/25	80,000	72,598
6.75% 8/1/22	376,000	368,243
Hilcorp Energy I 144A 5.00% 12/1/24 #	229,000	204,567
KazMunayGas National 144A 5.375% 4/24/30 #	216,000	248,983
Marathon Oil 4.40% 7/15/27	30,000	32,324
MPLX
4.00% 3/15/28	5,000	5,126
4.125% 3/1/27	5,000	5,192
5.50% 2/15/49	15,000	16,472
Murphy Oil
5.875% 12/1/27	465,000	468,004
6.875% 8/15/24	314,000	329,430
Murphy Oil USA 5.625% 5/1/27	936,000	1,011,790
Newfield Exploration 5.375% 1/1/26	662,000	710,930
Noble Energy 3.25% 10/15/29	15,000	14,887

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Noble Energy
3.90% 11/15/24	5,000	$5,244
4.95% 8/15/47	10,000	10,668
NuStar Logistics 5.625% 4/28/27	402,000	415,999
Precision Drilling 144A 7.125% 1/15/26 #	650,000	570,149
Sabine Pass Liquefaction 5.625% 3/1/25	30,000	33,526
Saudi Arabian Oil 144A 4.25% 4/16/39 #	200,000	215,551
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	200,000	199,634
Southwestern Energy 7.75% 10/1/27	465,000	405,143
Targa Resources Partners
5.375% 2/1/27	708,000	722,034
5.875% 4/15/26	40,000	42,163
Transocean 144A 9.00% 7/15/23 #	482,000	492,990
Transocean Proteus 144A 6.25% 12/1/24 #	218,250	221,069

		9,631,725

Financials – 0.96%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	440,040
Avolon Holdings Funding
144A 3.95% 7/1/24 #	10,000	10,381
144A 4.375% 5/1/26 #	25,000	26,404
DAE Funding 144A 5.75% 11/15/23 #	710,000	749,345
International Lease Finance 8.625% 1/15/22	35,000	39,497

		1,265,667

Healthcare – 4.76%
Bausch Health 144A 5.50% 11/1/25 #	1,000,000	1,047,500
Charles River Laboratories International
144A 4.25% 5/1/28 #	270,000	272,700
144A 5.50% 4/1/26 #	745,000	795,155
Encompass Health
5.75% 11/1/24	420,000	426,821
5.75% 9/15/25	361,000	380,102
HCA
5.375% 2/1/25	1,076,000	1,191,659
5.875% 2/15/26	166,000	187,792
7.58% 9/15/25	194,000	232,557

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare (continued)
Hill-Rom Holdings 144A 5.00% 2/15/25 #	378,000	$395,167
Hologic 144A 4.625% 2/1/28 #	370,000	391,404
Tenet Healthcare
5.125% 5/1/25	415,000	427,450
8.125% 4/1/22	509,000	557,355

		6,305,662

Insurance – 1.66%
HUB International 144A 7.00% 5/1/26 #	460,000	472,661
USI 144A 6.875% 5/1/25 #	782,000	787,857
WellCare Health Plans 144A 5.375% 8/15/26 #	880,000	939,244

		2,199,762

Media – 6.32%
AMC Networks 4.75% 8/1/25	805,000	800,975
CCO Holdings
144A 5.125% 5/1/27 #	250,000	265,631
144A 5.375% 6/1/29 #	370,000	397,297
144A 5.50% 5/1/26 #	39,000	41,236
144A 5.75% 2/15/26 #	442,000	467,871
144A 5.875% 5/1/27 #	506,000	540,065
CSC Holdings
6.75% 11/15/21	895,000	965,257
144A 7.50% 4/1/28 #	200,000	225,715
144A 7.75% 7/15/25 #	325,000	349,375
Gray Television 144A 5.875% 7/15/26 #	747,000	793,820
Lamar Media 5.75% 2/1/26	399,000	425,243
Netflix 5.875% 11/15/28	685,000	750,092
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	458,820
Sirius XM Radio
144A 5.00% 8/1/27 #	905,000	954,798
144A 5.375% 4/15/25 #	479,000	496,958
VTR Finance 144A 6.875% 1/15/24 #	430,000	441,466

		8,374,619

Real Estate Investment Trusts – 1.36%
CubeSmart 3.00% 2/15/30	5,000	4,963
CyrusOne 5.375% 3/15/27	212,000	233,804
ESH Hospitality
144A 4.625% 10/1/27 #	160,000	161,172
144A 5.25% 5/1/25 #	656,000	678,960

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	195,000	$218,644
SBA Communications 4.875% 9/1/24	480,000	499,044

		1,796,587

Services – 1.37%
Advanced Disposal Services 144A 5.625% 11/15/24 #	551,000	576,712
Prime Security Services Borrower
144A 5.75% 4/15/26 #	495,000	517,965
144A 9.25% 5/15/23 #	332,000	349,638
Service Corp. International 4.625% 12/15/27	360,000	374,336

		1,818,651

Technology – 3.45%
Apple 2.20% 9/11/29	40,000	39,486
CDK Global
5.00% 10/15/24	404,000	437,831
5.875% 6/15/26	570,000	610,511
CDW Finance 5.00% 9/1/25	239,000	249,753
CommScope Technologies 144A 5.00% 3/15/27 #	232,000	204,170
Global Payments
2.65% 2/15/25	30,000	30,116
3.20% 8/15/29	10,000	10,174
Infor US 6.50% 5/15/22	443,000	452,433
Intel
2.45% 11/15/29	5,000	5,013
3.25% 11/15/49	5,000	5,077
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	838,000	873,906
Microchip Technology 4.333% 6/1/23	30,000	31,648
NXP 144A 4.875% 3/1/24 #	30,000	32,595
RP Crown Parent 144A 7.375% 10/15/24 #	70,000	72,654
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	376,842
SS&C Technologies 144A 5.50% 9/30/27 #	1,055,000	1,130,775

		4,562,984

Transportation – 0.57%
Avis Budget Car Rental 144A 6.375% 4/1/24 #	111,000	115,902
FedEx 4.05% 2/15/48	35,000	34,319

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Transportation (continued)
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #	200,000	$129,937
XPO Logistics 144A 6.125% 9/1/23 #	455,000	470,920

		751,078

Utilities – 2.53%
AES
5.50% 4/15/25	345,000	358,384
6.00% 5/15/26	57,000	60,979
Calpine
144A 5.25% 6/1/26 #	320,000	335,185
144A 5.875% 1/15/24 #	195,000	199,468
Covanta Holding 5.875% 7/1/25	557,000	583,689
Emera 6.75% 6/15/76 µ	390,000	439,343
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	238,000	245,818
Enel 144A 8.75% 9/24/73 #µ	200,000	234,520
Vistra Energy 144A 8.00% 1/15/25 #	371,000	388,623
Vistra Operations
144A 5.50% 9/1/26 #	105,000	110,756
144A 5.625% 2/15/27 #	375,000	394,696

		3,351,461

Total Corporate Bonds (cost $69,681,422)		72,038,982

Non-Agency Commercial Mortgage-Backed Securities – 0.32%

BANK Series 2019-BN20 A3 3.011% 9/15/61	50,000	51,832
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	50,000	52,468
Series 2019-CD8 A4 2.912% 8/15/57	50,000	51,280
COMM Mortgage Trust Series 2016-CR28 A4 3.762% 2/10/49	70,000	75,196
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	50,000	52,455
Series 2016-C3 A5 2.89% 8/10/49	50,000	51,389

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

GS Mortgage Securities Trust Series 2017-GS6 A3 3.433% 5/10/50	80,000	$85,156

Total Non-Agency Commercial Mortgage-Backed Securities (cost $426,880)		419,776

Sovereign Bonds – 1.19%Δ

Argentina – 0.03%
Argentine Republic Government International Bond 5.625% 1/26/22	93,000	40,577

		40,577

Dominican Republic – 0.18%
Dominican Republic International Bond 144A 6.00% 7/19/28 #	224,000	245,080

		245,080

Egypt – 0.19%
Egypt Government International Bond 144A 8.70% 3/1/49 #	231,000	248,971

		248,971

El Salvador – 0.18%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	235,000	239,144

		239,144

Indonesia – 0.27%
Indonesia Government International Bond 144A 5.125% 1/15/45 #	299,000	354,963

		354,963

Mongolia – 0.15%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	200,000	205,335

		205,335

Ukraine – 0.19%
Ukraine Government International Bond 144A 7.75% 9/1/21 #	237,000	248,397

		248,397

Total Sovereign Bonds (cost $1,498,899)		1,582,467

(continues)	17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

US Treasury Obligations – 0.88%

US Treasury Floating Rate Note 1.786% (USBMMY3M + 0.22%) 7/31/21 ●	345,000	$345,165
US Treasury Notes
1.50% 9/30/24	320,000	317,963
1.625% 8/15/29	515,000	507,466

Total US Treasury Obligations (cost $1,174,105)		1,170,594

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-C 144A 0.241% 1/15/87 #♦=	500,000	500

Total Leveraged Non-Recourse Security (cost $425,000)		500

	Number of shares

Preferred Stock – 0.56%

Bank of America 6.50% µ	470,000	532,611
GMAC Capital Trust I 7.695% (LIBOR03M + 5.785%) ●	6,000	155,580
Washington Prime Group 6.875%	2,511	52,006

Total Preferred Stock (cost $688,752)		740,197

Right – 0.00%

DISH Network †	389	265

Total Right (cost $0)		265

Short-Term Investments – 7.23%

Money Market Mutual Funds – 7.23%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.55%)	1,914,528	1,914,528
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.53%)	1,914,528	1,914,528

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.54%)	1,914,528	$1,914,528
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.52%)	1,914,528	1,914,528
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.51%)	1,914,528	1,914,528

Total Short-Term Investments (cost $9,572,640)		9,572,640

Total Value of Securities – 144.14% (cost $183,741,992)		$190,921,608

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2019, the aggregate value of Rule 144A securities was $43,664,455,which represents 32.97% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Invests in multi-family real estate properties.
♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 7.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2019. Rate will reset at a future date.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2019, the aggregate value of restricted securities was $1,544,186, which represented 1.16% of the Fund’s net assets. See table below for additional details.

y	No contractual maturity date.

†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Nov. 30, 2019.For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$878,958	$828,482
Merion Champion’s Walk	2/13/18	22,798	21,489
Merion Champion’s Walk	7/11/18	23,876	21,489
Merion Champion’s Walk	10/22/18	24,240	21,489
Merion Champion’s Walk	2/13/19	24,594	21,489
Merion Countryside	5/11/16	—	559,216
Merion Countryside	4/7/17	—	45,342
Merion Countryside	5/3/18	—	25,190

Total		$974,466	$1,544,186

The following foreign currency exchange contracts and future contracts were outstanding at Nov. 30, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	JPY	(863,110)	USD	7,878	12/2/19	$—	$(8)
JPMCB	BRL	345,871	USD	(82,244)	1/10/20	—	(617)
JPMCB	ZAR	(972)	USD	65	1/10/20	—	(1)
JPMCB	ZAR	(1,217,491)	USD	83,008	1/10/20	427	—

Total Foreign Currency Exchange Contracts						$427	$(626)

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Unrealized Appreciation (Depreciation)	Variation Margin Due from (Due to Brokers)
1	US Treasury 10 yr Notes	$129,360	$129,534	3/20/20	$(174)	$(125)

The use of foreign currency exchange contracts and future contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amount presented above represent the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

(continues)	19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

BNYM – The Bank of New York Mellon

BRL – Brazilian Real

DB – Deutsche Bank

ETF – Exchange-Traded Fund

FREMF – Freddie Mac Multifamily

FTSE – Financial Times Stock Exchange

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank, National Association

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

REIT – Real Estate Investment Trust

S.F. – Single Family

USBMMY3M – US Treasury 3 Months Bill Money Market Yield

USD – US Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

November 30, 2019

Assets:
Investments, at value[1]	$190,921,608
Foreign currencies, at value[2]	245,279
Cash	214,498
Cash collateral due from broker	1,265
Receivable for securities sold	4,585,715
Dividend and interest receivable	1,513,669
Foreign tax reclaim receivable	390,222
Unrealized appreciation on foreign currency exchange contracts	427

Total assets	197,872,683

Liabilities:
Borrowing under line of credit	60,600,000
Payable for securities purchased	4,501,157
Investment management fees payable to affiliates	151,046
Other accrued expenses	128,840
Interest expense payable on line of credit	30,540
Other affiliates payable	3,701
Reports and statements to shareholders expenses payable to affiliates	2,292
Accounting and administration expenses payable to affiliates	858
Unrealized depreciation on foreign currency exchange contracts	626
Variation margin due to broker on futures contracts	125
Legal fees payable to affiliates	76
Trustees’ fees and expenses payable to affiliates	2

Total liabilities	65,419,263

Total Net Assets	$132,453,420

Net Assets Consist of:
Paid-in capital	$128,063,924
Total distributable earnings (loss)	4,389,496

Total Net Assets	$132,453,420

Net Asset Value

Common Shares
Net assets	$132,453,420
Shares of beneficial interest outstanding	12,007,336
Net asset value per share	$11.03

[1] Investments, at cost	$183,741,992
[2] Foreign currencies, at cost	250,896

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2019

Investment Income:
Interest	$5,351,955
Dividends	4,330,801
Foreign tax withheld	(171,183)

9,511,573

Expenses:
Interest expense	1,951,194
Management fees	1,859,051
Reports and statements to shareholders expenses	318,904
Legal fees	148,266
Dividend disbursing and transfer agent fees and expenses	96,761
Accounting and administration expenses	76,296
Audit and tax fees	51,366
Custodian fees	31,475
Trustees’ fees and expenses	7,967
Registration fees	378
Other expenses	206,274

4,747,932
Less expenses paid indirectly	(415)

Total operating expenses	4,747,517

Net Investment Income	4,764,056

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	(2,330,211)
Foreign currencies	(160,440)
Foreign currency exchange contracts	108,796
Options written	491,972

Net realized loss	(1,889,883)

Net change in unrealized appreciation (depreciation) of:
Investments	12,410,607
Foreign currencies	(11,750)
Foreign currency exchange contracts	(126)
Futures contracts	(174)

Net change in unrealized appreciation (depreciation)	12,398,557

Net Realized and Unrealized Gain	10,508,674

Net Increase in Net Assets Resulting from Operations	$15,272,730

* Includes $247,148 related to General Motors term loan litigation. See Note 14 in “Notes to financial statements.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/19	11/30/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,764,056	$7,754,000
Net realized gain (loss)	(1,889,883)	7,839,711
Net change in unrealized appreciation (depreciation)	12,398,557	(34,537,725)

Net increase (decrease) in net assets resulting from operations	15,272,730	(18,944,014)

Dividends and Distributions to Shareholders from:
Distributable earnings	(4,956,080)	(14,633,782)
Return of capital	(8,586,247)	(2,265,942)

	(13,542,327)	(16,899,724)

Capital Share Transactions:
Cost of shares repurchased[1]	(7,107,880)	(33,430,954)

Decrease in net assets derived from capital share transactions	(7,107,880)	(33,430,954)

Net Decrease in Net Assets	(5,377,477)	(69,274,692)

Net Assets:
Beginning of year	137,830,897	207,105,589

End of year	$132,453,420	$137,830,897

1 See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2019

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$15,272,730

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	31,462
Proceeds from disposition of investment securities	282,110,772
Purchase of investment securities	(253,383,907)
Purchase (Proceeds) from disposition of short-term investment securities, net	(8,260,399)
Net realized (gain) loss on investments	2,330,211
Net realized (gain) loss on options written	(491,972)
Net change in unrealized (appreciation) depreciation of investments	(12,410,607)
Net change in unrealized (appreciation) depreciation of foreign currencies	11,750
Net change in unrealized (appreciation) depreciation of future contracts	174
Return of capital distributions on investments	502,628
Proceeds from GM litigation	247,148
Purchases in options written	500,811
Sales in options written	(8,839)
(Increase) decrease in receivable for securities sold	(4,579,330)
(Increase) decrease in dividends and interest receivable	344,729
(Increase) decrease in foreign dividend reclaim receivable	25,984
(Increase) decrease in other assets	105,920
Increase (decrease) in payable for securities purchased	4,136,407
Increase (decrease) in variation margin payable on future contracts	125
Increase (decrease) in other affiliates payable	3,096
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(1,111)
Increase (decrease) in accounting and administration expenses payable to affiliates	(110)
Increase (decrease) in investment management fees payable to affiliates	(8,593)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(7,159)
Increase (decrease) in legal fees payable to affiliates	(43)
Increase (decrease) in other accrued expenses payable	(173,667)
Increase (decrease) in interest expense payable	636
Increase (decrease) in other liabilities	(353,068)

Total adjustments	10,673,048

Net cash provided by operating activities	25,945,778

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(5,000,000)
Cost of shares repurchased	(7,107,880)
Cash dividends and distributions paid to shareholders	(13,542,327)

Net cash used for financing activities	(25,650,207)

Effect of exchange rates on cash	(11,750)

Net increase in cash	283,821
Cash at beginning of year	177,221

Cash at end of year	$461,042

Cash paid for interest expense on leverage	$1,950,558

The following table provides a reconciliation of cash, foreign currencies, and restricted cash reported within the statement of financial position that sum to the total of the same amounts shown on the previous page at November 30, 2019:
Cash	$214,498
Foreign currencies, at value	245,279
Cash collateral due from broker	1,265

Total cash, foreign currencies, and restricted cash at end of year	$461,042

See accompanying notes, which are an integral part of the financial statements.

(continues)	25

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

			Year ended

	11/30/19	11/30/18	11/30/17	11/30/16	11/30/15

Net asset value, beginning of period	$10.88	$13.08	$11.43	$11.49	$13.19

Income (loss) from investment operations:
Net investment income[1]	0.38	0.50	0.44	0.42	0.57
Net realized and unrealized gain (loss)	0.87	(1.61)	1.84	0.36	(1.37)

Total from investment operations	1.25	(1.11)	2.28	0.78	(0.80)

Less dividends and distributions from:
Net investment income	(0.40)	(0.38)	(0.51)	(0.41)	(0.73)
Return of capital	(0.70)	(0.15)	(0.12)	(0.43)	(0.17)
Net realized gain	—	(0.56)	—	—	—

Total dividends and distributions	(1.10)	(1.09)	(0.63)	(0.84)	(0.90)

Net asset value, end of period	$11.03	$10.88	$13.08	$11.43	$11.49

Market value, end of period	$10.12	$9.60	$11.98	$9.65	$9.72

Total return based on2:
Net asset value	13.53%[3]	(8.38%)	21.03%	8.65%	(5.30%)
Market value	18.05%[3]	(11.74%)	31.30%	8.44%	(11.65%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,453	$137,831	$207,106	$181,220	$182,254
Ratio of expenses to average net assets[4,5,6,7]	3.52%	3.02%	2.38%	2.30%	2.10%
Ratio of net investment income to average net assets[8]	3.53%	4.06%	3.50%	3.79%	4.52%
Portfolio turnover	135%[9]	34%	40%	54%	48%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$60,600	$65,600	$82,000	$82,000	$84,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,186	$3,101	$3,526	$3,210	$3,170

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total return based on net asset value will be higher than total return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return based on net asset value will be lower than total return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.02% lower. See Note 14 in “Notes to financial statements.”
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.43%, 1.31%, 1.12%, 1.19%, and 1.14%, respectively.

[6]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.00%, 0.81%, 0.56%, 0.41%, and 0.33%, respectively.

[7]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 1.45%, 1.15%, 0.80%, 0.59%, and 0.47%, respectively.
[8]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015 were 2.43%, 2.85%, 2.47%, 2.63%, and 3.15%, respectively.

[9]	The Fund’s portfolio turnover rate increased substantially during the year ended Nov. 30, 2019, due to the enhanced income strategy by engaging in dividend capture trading.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2019

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2019 and for all open tax years (years ended Nov. 30, 2016–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” During the year ended Nov. 30, 2019, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Nov. 30, 2019, the Fund held no investments in repurchase agreements.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the Investment Company Act of 1940. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on pay downs of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expense paid indirectly.” For the year ended Nov. 30, 2019, the Fund earned $415 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Effective Aug. 22, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund fixed income security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Effective May 30, 2019, DMC may permit its affiliates, MIMGL and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2019, the Fund was charged $11,266 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended Nov. 30, 2019, the Fund was charged $48,797 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended Nov. 30, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$246,400,117
Purchases of US government securities	6,983,790
Sales other than US government securities	275,253,779
Sales of US government securities	6,856,993

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders.

(continues)	29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

At Nov. 30, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$184,417,969

Aggregate unrealized appreciation of investments	$11,792,277
Aggregate unrealized depreciation of investments	(5,289,011)

Net unrealized appreciation of investments	$6,503,266

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$1,402,678	$—	$1,402,678
Corporate Debt	—	87,917,058	—	87,917,058
Foreign Debt	—	1,582,467	—	1,582,467
Common Stock	82,689,206	—	—	82,689,206
Convertible Preferred Stock[1]	2,120,905	1,228,267	—	3,349,172
Exchange-Traded Fund	952,645	—	—	952,645
Limited Partnerships	—	—	1,544,186	1,544,186
Preferred Stock[1]	207,586	532,611	—	740,197
Rights	265	—	—	265
US Treasury Obligations	—	1,170,594	—	1,170,594
Leveraged Non-Recourse Security	—	—	500	500
Short-Term Investments	9,572,640	—	—	9,572,640

Total Value of Securities	$95,543,247	$93,833,675	$1,544,686	$190,921,608

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$427	$—	$427
Liabilities:
Foreign Currency Exchange Contracts	$—	$(626)	$—	$(626)
Futures Contracts	(174)	—	—	(174)

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	63.33%	36.67%	100.00%
Preferred Stock	28.04%	71.96%	100.00%

2Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended Nov. 30, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Limited Partnerships	Leveraged Non-Recourse Security	Total
Beginning balance Nov. 30, 2018	$2,156,537	$—	$2,156,537
Purchases	25,496	—	25,496
Return of capital	(645,844)	—	(645,844)
Net change in unrealized appreciation (depreciation)	7,997	500	8,497

Ending balance Nov. 30, 2019	$1,544,186	$500	$1,544,686

Net change in unrealized appreciation from investments still held at the end of the year	$7,997	$500	$8,497

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$1,544,186	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Leveraged
Non-Recourse Security	500	Valued by 3rd party	Unadjusted price provided by 3rd party

Total	$1,544,686

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2019 and 2018 were as follows:

	Year ended
	11/30/19	11/30/18
Ordinary income	$4,956,080	$5,856,545
Long-term capital gain	—	8,777,237
Return of capital	8,586,247	2,265,942

Total	$13,542,327	$16,899,724

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$128,063,924
Capital loss carryforwards	(2,113,770)
Net unrealized appreciation of investments, foreign currencies, and derivatives	6,503,266

Net assets	$132,453,420

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, partnership income, market discount and premium on debt instruments, trust preferred securities, mark-to-market on foreign currency exchange contracts, mark-to-market on futures contracts, deemed dividend income, tax deferral of losses on straddles, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income and post financial change in Fund’s return of capital. For the year ended Nov. 30, 2019, the Fund recorded the following reclassifications:

Distributable earnings	$(32,717)
Paid-in capital	32,717

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At Nov. 30, 2019, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$2,113,770	$—	$2,113,770

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the years ended Nov. 30, 2019 and 2018, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the year ended Nov. 30, 2019, the Fund repurchased 23,937 common shares valued at

(continues)	33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

6. Capital Stock (continued)

$225,781. The weighted average discount per share at the repurchase date was 13.75% for the year ended Nov. 30, 2019. There were no shares repurchased under the Fund’s share repurchase program for the year ended Nov. 30, 2018.

On May 24, 2018, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 20% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on Oct. 29, 2018, the first business day following the expiration of the offer. The tender offer commenced on Sept. 28, 2018, and expired on Oct. 26, 2018. In connection with the tender offer, the Fund purchased 3,165,810 shares of beneficial interest at a total cost of $33,430,954. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 45.66%) in accordance with the terms of the tender offer.

On May 30, 2019, the Fund’s Board approved a tender offer for the Fund’s common shares. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on June 28, 2019, the first business day following the expiration of the offer. The tender offer commenced on May 31, 2019 and expired on June 27, 2019. In connection with the tender offer, the Fund purchased 631,965 shares at a total cost of $6,882,099. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 18.96%) in accordance with the terms of the tender offer.

7. Line of Credit

For the year ended Nov. 30, 2019, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 14, 2019. Effective June 14, 2019, the Fund entered into Amendment No. 4 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 12, 2020. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2019, the par value of loans outstanding was $60,600,000, at a variable interest rate of 2.45%. The carrying value of the loan approximates fair value. During the year ended Nov. 30, 2019, the average daily balance of loans outstanding was $60,723,288, at a weighted average interest rate of approximately 3.26%. On Dec. 10, 2018 the Fund repaid $5,000,000 to reduce the outstanding line of credit loan to $60,600,000.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 4 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Nov. 30, 2019, the Fund posted $1,265 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2019, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No option contracts were outstanding at Nov. 30, 2019.

During the year ended Nov. 30, 2019, the Fund entered into written option contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

(continues)	35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

Fair values of derivative instruments as of Nov. 30, 2019 were as follows:

Asset Derivatives Fair Value
Currency
Statement of Assets and Liabilities Location	Contracts
Unrealized appreciation on foreign currency exchange contracts	$427
Total	$427

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Interest Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(626)	$ —	$(626)
Variation margin due to brokers on futures contracts*	—	(125)	(125)
Total	$(626)	$(125)	$(751)

*Includes cumulative appreciation of futures contracts from the date the contracts are opened through Nov. 30, 2019. Only current day variation margin is reported on the Fund’s statement of assets and liabilities.

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Options Written	Total
Currency contracts	$108,796	$ —	$108,796
Equity contracts	—	491,972	491,972

Total	$108,796	$491,972	$600,768

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(126)	$ —	$(126)
Interest rate contracts	—	(174)	(174)
Total	$(126)	$(174)	$(300)

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2019:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$304,977	$398,712
Futures contracts (average notional value)	1,029	—
Options contracts (average notional value)	—	16,164

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$—	$(8)	$(8)
JPMorgan Chase Bank, National Association	427	(618)	(191)

Total	$427	$(626)	$(199)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(8)	$—	$—	$—	$—	$(8)
JPMorgan Chase Bank, National Association	(191)	—	—	—	—	(191)

Total	$(199)	$—	$—	$—	$—	$(199)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market

(continues)	37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

10. Securities Lending (continued)

fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2019, the Fund had no securities out on loan.

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2019. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase. As of Nov. 30, 2019, the unfunded commitment for the limited partnership totaled $117,661.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

(continues)	39

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based upon available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms on a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2019, the related statements of operations and of cash flows for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on Aug. 21, 2019. At the Annual Meeting, the Fund’s shareholders elected 11 Directors. The results of the voting at the meeting were as follows:

Nominee	Shares Voted For	Shares Withheld	No Ballot Received
Shawn K. Lytle	7,592,070	422,747	3,992,519
Jerome D. Abernathy	7,589,368	425,449	3,992,519
Thomas L. Bennett	7,592,108	422,709	3,992,519
Ann D. Borowiec	7,577,982	436,835	3,992,519
Joseph W. Chow	7,580,035	434,782	3,992,519
John A. Fry	7,454,161	560,656	3,992,519
Luncinda S. Landreth	7,439,046	575,771	3,992,519
Francis A. Sevilla-Sacasa	7,579,461	435,356	3,992,519
Thomas K. Whitford	7,461,640	553,177	3,992,519
Christianna Wood	7,577,049	437,768	3,992,519
Janet L. Yeomans	7,444,631	570,186	3,992,519

At the Annual Meeting, shareholders also voted to approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Funds Management Hong Kong Limited.

The results of the voting on the shareholder proposal were as follows:

Vote on shareholder proposal

For	Against	Abstain
5,560,206	240,850	139,227

Fund management

On Oct. 31, 2018, the Fund announced that D. Tysen Nutt Jr., senior portfolio manager and team leader for Delaware Management Company’s Large-Cap Value team, would retire on July 15, 2019 and that senior portfolio manager Nikhil G. Lalvani would succeed Mr. Nutt as the Large-Cap Value team leader, effective as of Oct. 31, 2018. The Fund also announced that Mr. Nutt would remain an active member of the Fund’s portfolio management team through his retirement date. On Jan. 11, 2019, the Fund announced the addition of Mr. Lalvani to the Fund’s portfolio management team.

On March 1, 2019, the Fund announced the addition of Sharon H. Hill, Jens Hansen, Klaus Petersen, Claus Juul, and Åsa Annerstedt to the Fund’s portfolio management team.

On July 16, 2019, the Fund announced the addition of Chris Gowlland to the Fund’s portfolio management team effective July 26, 2019. Mr. Gowlland will be replacing Dr. Hill on the portfolio management team.

Listed below are the biographies for each member of the portfolio management team.

Babak “Bob” Zenouzi*

Managing Director, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM). Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

Damon J. Andres, CFA*

Senior Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM) in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA

Managing Director, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Åsa Annerstedt

Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm’s ValueInvest Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Annerstedt joined ValueInvest in 2013 as a portfolio manager. Prior to joining ValueInvest, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Ms. Annerstedt has been a co-portfolio manager of the Fund since March 2019.

*Lead portfolio manager.

(continues)	43

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Liu-Er Chen, CFA

Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Craig C. Dembek, CFA

Senior Managing Director, Head of Credit Research

Craig C. Dembek is head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Roger A. Early, CPA, CFA

Senior Managing Director, Chief Investment Officer — US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Chris Gowlland, CFA

Senior Vice President, Senior Quantitative Analyst

Chris Gowlland is senior quantitative analyst for the firm’s equity department. He also serves as portfolio manager for several different strategies in the firm’s multi-asset class offerings, a role he assumed in July 2019. Gowlland joined Macquarie Investment Management in May 2007 as vice president and senior quantitative analyst. Prior to joining the firm, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Mr. Gowlland has been a co-portfolio manager of the Fund since July 2019.

Jens Hansen

Managing Director, Chief Investment Officer — ValueInvest Global Equity Team

Jens Hansen heads the firm’s ValueInvest Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Hansen joined ValueInvest Asset Management in 2001 as a portfolio manager. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Mr. Hansen has been a co-portfolio manager of the Fund since March 2019.

Claus Juul

Vice President, Portfolio Manager

Claus Juul is a portfolio manager for the firm’s ValueInvest Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Juul joined ValueInvest in 2004 as a portfolio manager. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Mr. Juul has been a co-portfolio manager of the Fund since March 2019.

(continues)	45

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Nikhil G. Lalvani, CFA

Managing Director, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Paul A. Matlack, CFA

Managing Director, Senior Client Portfolio Manager

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/ trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Klaus Petersen, CFA

Managing Director, Portfolio Manager

Klaus Petersen is a portfolio manager for the firm’s ValueInvest Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018 as part of the firm’s acquisition of ValueInvest Asset Management based in Luxembourg. Petersen joined ValueInvest in 2006 as a portfolio manager. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Mr. Petersen has been a co-portfolio manager of the Fund since March 2019.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on

(continues)	47

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2019
	Net Realized Short-Term	Net Realized Long-Term	Return of	Total Per Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.4156	$—	$0.0179	$0.6604	$1.0939
Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2019
	Net Realized Short-Term	Net Realized Long-Term	Return of	Total Per Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
38.00%	$—	1.60%	60.40%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Presented below are return figures, based on the change in the Fund’s net asset value per share (“NAV”), compared to the annualized distribution rate as a percentage of the NAV as of Nov. 30, 2019.

Fund Performance and Distribution Information
Fiscal Year (12/1/18 through 11/30/19)
Annualized Distribution Rate as a Percentage of NAV^	9.97%
Cumulative Distribution Rate on NAV^^	9.92%
Cumulative Total Return on NAV* for fiscal year ended 11/30/19	13.53%

Average Annual Total Return on NAV for the 5-Year Period Ending 11/30/19**	5.31%

^ Based on the Fund’s December 2019 distribution as a percentage of the Fund’s NAV as of Nov. 30, 2019.

^^ Cumulative distribution rate is the cumulative amount of distributions paid during the Fund’s fiscal year ending Nov. 30, 2019 based on the Fund’s NAV as of Nov. 30, 2019.

*Cumulative total return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period Dec. 1, 2018 through Nov. 30, 2019.

**The 5-year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	(B) Return of Capital Distributions (Tax Basis)	Total Distributions	(C) Qualifying Dividends[1]
36.60%	63.40%	100.00%	19.79%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Nov. 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 54.51%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

(continues)	49

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted tender offers in 2018 and 2019. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value.

Since the Fund’s organization in 2007, the Fund has consummated tender offers in 2018 and 2019.

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Europe Limited (“MIMEL”) included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), MIMGL, MFMHK, and MIMEL concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL, MFMHK, and MIMEL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL, MFMHK, and MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL, MFMHK, and MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL, MFMHK, and MIMEL.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end global funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Directors discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

(continues)	51

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Enhanced Global Dividend and Income Fund at a meeting held August 21-22, 2019 (continued)

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1]	President,	President and	President — Macquarie Investment	95	Trustee —
2005 Market Street	Chief Executive Officer,	Chief Executive Officer	Management[2]		UBS Relationship Funds,
Philadelphia, PA 19103	and Trustee	since August 2015	(June 2015-Present)		SMA Relationship Trust,
February 1970			Regional Head of Americas — UBS Global		and UBS Funds
			Asset Management		(May 2010–April 2015)
		Trustee since	(April 2010-May 2015)
September 2015

Independent Trustees

Thomas L. Bennett	Chair and Trustee	Trustee since	Private Investor	95	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA 19103
October 1947
Chair since March 2015

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook	95	None
2005 Market Street			Capital Management, LLC (financial
Philadelphia, PA 19103			technology: macro factors and
July 1959			databases) (January 1993-Present)

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer,	95	Director —
2005 Market Street			Private Wealth Management		Banco Santander
Philadelphia, PA 19103			(2011–2013) and Market Manager,		International
November 1958			New Jersey Private Bank (2005–2011) —		(October 2016–December
			J.P. Morgan Chase & Co.		2019)

Director —
Santander Bank, N.A.
(December
2016–December 2019)

Joseph W. Chow	Trustee	Since January 2013	Private Investor	95	Director and Audit
2005 Market Street			(April 2011–Present)		Committee
Philadelphia, PA 19103					Member — Hercules
January 1953					Technology Growth
Capital, Inc.
(July 2004–July 2014)

(continues)	53

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

John A. Fry	Trustee	Since January 2001	President —	95	Director; Compensation
2005 Market Street			Drexel University		Committee
Philadelphia, PA 19103			(August 2010–Present)		and Governance
May 1960					Committee Member —
			President —		Community Health
			Franklin & Marshall College		Systems
			(July 2002–June 2010)		(May 2004–Present)
Director —
Drexel Morgan & Co.
(2015–Present)
Director and Audit
Committee Member —
vTv Therapeutics LLC
(2017–Present)
Director and Audit
Committee Member —
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal
Reserve Bank of
Philadelphia (January
2020–Present)

Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	95	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Private Investor	95	Trust Manager and
2005 Market Street			(January 2017–Present)		Audit Committee
Philadelphia, PA 19103					Chair — Camden
January 1956			Chief Executive Officer —		Property Trust
			Banco Itaú		(August 2011–Present)
International
			(April 2012–December 2016)		Director; Strategic
Planning and Reserves
			Executive Advisor to Dean		Committee and
			(August 2011–March 2012)		Nominating and
			and Interim Dean		Governance Committee
			(January 2011–July 2011) —		Member — Callon
			University of Miami School of		Petroleum Company
			Business Administration		(December 2019–Present)
			President — U.S. Trust,		Director; Audit Committee
			Bank of America Private		Member — Carrizo Oil &
			Wealth Management		Gas, Inc.
			(Private Banking)		(March 2018–December
			(July 2007-December 2008)		2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	95	Director — HSBC North
2005 Market Street			(2010–April 2013) —		America Holdings Inc.
Philadelphia, PA 19103			PNC Financial		(December 2013–Present)
March 1956			Services Group
Director —
HSBC USA Inc.
(July 2014–Present)
Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC
Finance Corporation
(December 2013–April
2018)

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer	95	Director; Finance
2005 Market Street			and President —		Committee and Audit
Philadelphia, PA 19103			Gore Creek Capital, Ltd.		Committee Member —
August 1959			(August 2009–Present)		H&R Block Corporation
(July 2008–Present)
Director; Chair of
Investments Committee
and Audit Committee
Member — Grange
Insurance (2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member — The Merger
Fund (2013–Present),
The Merger Fund VL
(2013–Present);
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

(continues)	55

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	95	Director; Personnel and
2005 Market Street			(January 2006–July 2012),		Compensation Committee
Philadelphia, PA 19103			Vice President — Mergers & Acquisitions		Chair; Member of
July 1948			(January 2003–January 2006), and		Nominating, Investments,
			Vice President and Treasurer		and Audit Committees for
			(July 1995–January 2003) —		various periods
			3M Company		throughout directorship
— Okabena Company
(2009–2017)

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	95	None[3]
2005 Market Street	General Counsel,	since May 2013;	various capacities at different times
Philadelphia, PA 19103	and Secretary	General Counsel	at Macquarie Investment Management.
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and	Daniel V. Geatens has served in	95	None[3]
2005 Market Street	and Treasurer	Treasurer since	various capacities at different times
Philadelphia, PA 19103		October 2007	at Macquarie Investment Management.
October 1972

Richard Salus	Senior Vice President	Senior Vice President and	Richard Salus has served in	95	None
2005 Market Street	and Chief Financial	Chief Financial Officer	various capacities at different times
Philadelphia, PA 19103	Officer	since November 2006	at Macquarie Investment Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager.
[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Jerome D. Abernathy†

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

†Audit Committee Member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,830 for the fiscal year ended November 30, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,090 for the fiscal year ended November 30, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,371 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,737 for the fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended November 30, 2019 and November 30, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2019. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2019.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	9	$2.3 billion	0	$0
Companies
Other Pooled Investment	1	$21.5 million	0	$0
Vehicles
Other Accounts	2	$268.2 million	0	$0
Wayne A. Anglace
Registered Investment	6	$2.4 billion	0	$0
Companies
Other Pooled Investment	3	$65.9 million	1	$41.9 million
Vehicles
Other Accounts	7	$48.3 million	0	$0
Åsa Annerstedt
Registered Investment	6	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$29.6 million	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Adam H. Brown
Registered Investment	20	$17.8 billion	0	$0
Companies
Other Pooled Investment	4	$432.3 million	0	$0
Vehicles
Other Accounts	4	$986.8 million	0	$0
Liu-Er Chen
Registered Investment	7	$7.6 billion	0	$0
Companies
Other Pooled Investment	4	$607.7 million	0	$0
Vehicles
Other Accounts	3	969.1 million	0	$0
Craig C. Dembek
Registered Investment	14	$3.8 billion	0	$0
Companies
Other Pooled Investment	1	$41.9 million	1	$41.9 million
Vehicles
Other Accounts	0	$0	0	$0
Roger A. Early
Registered Investment	17	$20.7 billion	0	$0
Companies
Other Pooled Investment	3	$856.6 million	0	$0
Vehicles
Other Accounts	41	$6.7 billion	0	$0
Chris Gowlland
Registered Investment	7	$1.5 billion	0	$0
Companies
Other Pooled Investment	2	$23.7 million	0	$0
Vehicles
Other Accounts	0	$0	0	$0

Jens Hansen
Registered Investment	6	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$29.6 million	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Claus Juul
Registered Investment	6	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$29.6 million	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Nikhil G. Lalvani
Registered Investment	14	$20.7 billion	0	$0
Companies
Other Pooled Investment	4	$1.0 billion	0	$0
Vehicles
Other Accounts	28	$6.7 billion	1	$1.3 billion
Paul A. Matlack
Registered Investment	15	$3.8 billion	0	$0
Companies
Other Pooled Investment	2	$403.6 million	0	$0
Vehicles
Other Accounts	1	$93.4 million	0	$0
John P. McCarthy
Registered Investment	23	$19.9 billion	0	$0
Companies
Other Pooled Investment	3	$411.8 million	0	$0
Vehicles
Other Accounts	4	$986.8 million	0	$0
Klaus Petersen
Registered Investment	6	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$29.6 million	0	$0
Vehicles
Other Accounts	0	$0	0	$0
Babak Zenouzi
Registered Investment Companies	9	$2.3 billion	0	$0
Other Pooled Investment	2	$21.5 million	1	$41.9 million
Vehicles
Other Accounts	2	$268.2 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Lalvani only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gowlland only) Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1 of that year. Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group’s ability to attract and retain high quality staff. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

(Messrs. Hansen, Petersen, and Juul and Ms. Annerstedt only) Fixed remuneration is determined by the individual’s skills, contribution to the success of Macquarie Group Limited (MGL) and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to MGL businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking.

The Global Equity team is a separate profit center within MGL, and they receive a portion of the profits generated by the Global Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

Profitability of the funds managed. As revenue is generated from both the management fees and performance fees of the funds managed by the team, profitability is a function of both the assets under management and the excess performance of the funds relative to their respective benchmarks over the relevant performance period;

●	Performance of equity funds excess to benchmark and relative to peers over 1, 3, and 5 years;
●	Research quality and efficiency;
●	Product development initiative; and
●	Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL’s goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL’s overall performance, the relative performance of their business and their individual contribution.

MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees’ interests with those of the wider business.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Brown, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2019, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (6/1/2019 - 6/30/2019)	0	-	0	12,639,300.6820
Month #2 (7/1/2019 - 7/31/2019)	631,965	$10.89	0	12,007,335.6820
Month #3 (8/1/2019 - 8/31/2019)	0	-	0	12,007,335.6820
Month #4 (9/1/2019 - 9/30/2019)	0	-	0	12,007,335.6820
Month #5 (10/1/2019 - 10/31/2019)	0	-	0	12,007,335.6820
Month #6 (11/1/2019 - 11/30/2019)	0	-	0	12,007,335.6820
Total	631,965	$10.89	0	12,007,335.6820

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2020